UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2002
                                                          ---------------

                             TRIAD INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Nevada                         000-31189                93-0863198
------------------------------   ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

3100 Devonshire Drive, # 206, Plano, Texas                         75075
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (972) 596-3955
                                                   -----------------------------

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(Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant.

         Triad Innovations, Inc. (the "Company") has received notice from the Company's independent public accountants, Bierwolf, Nilson & Associates ("Bierwolf"), that Bierwolf had resigned, effective October 8, 2002, as the Company's independent public accountants. Because of the change in the address of the Company's executive offices, the President of the Company did not actually receive this notice until October 29, 2002.

         Bierwolf's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Bierwolf's reports on the Company's financial statements for the past two years contained a going concern qualification in which Bierwolf stated that such financial statements had been prepared assuming that the Company could continue as a going concern.

         No event listed in Paragraphs (A) through (D) of Item 304a(1)(iv) of Regulation S-B occurred within the Company's two most recent fiscal years and the subsequent interim periods preceding the resignation of Bierwolf.

         During the two most recent fiscal years and the subsequent interim periods preceding the resignation of Bierwolf, there were no disagreements with Bierwolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bierwolf, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         A copy of a letter from Bierwolf indicating its agreement with the statements made by the Company in response to this Item 4 of Form 8-K/A is attached to this report as Exhibit 16.3 hereto.

         The Company is currently in the process of selecting new independent public accountants. In accordance with the requirements of Item 4(b) of Form 8-K, the Company will file a current report on Form 8-K upon selecting its new independent public accountants.

         This Form 8-K/A amends and restates in its entirety the Form 8-K, dated October 31, 2002, and the Form 8-K/A dated November 7, 2002, filed by the Company with respect to the resignation of Bierwolf as the Company's independent public accountants.

Item 7.           Financial Statement and Exhibits.

         (a)      Financial Statements and Exhibits.

                  Not Applicable.

         (b)      Exhibits

                  The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K/A.




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



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRIAD INNOVATIONS, INC.


Date: November 11, 2002                     By:  /s/ Terry S. Humphry
                                               ---------------------------------
                                               Terry S. Humphry
                                               President







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                             TRIAD INNOVATIONS, INC.

              EXHIBIT INDEX TO FORM 8-K/A (AMENDMENT NO. 2) REPORT


Exhibit           Description

16.3              Letter from Bierwolf, Nilson and Associates dated November 11,
                  2002.